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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                      ____________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                  April 18, 2005
                  Date of Report (Date of earliest event reported)

                               FILENET CORPORATION
                (Exact name of registrant as specified in its charter)

         Delaware                      000-15997                 95-3757924
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification Number)

         3565 Harbor Boulevard
      Costa Mesa, California 92626                                 92626
(Address of principal executive offices)                        (Zip Code)

                                 (714) 327-3400
               Registrant's telephone number, including area code

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Amended and Restated 1998 Employee Stock Purchase Plan, as Amended

     (a)(1) On April 18, 2005,  the  Company's  Compensation  Committee  and the
Board of Directors  approved an amendment to the Company's  Amended and Restated
1998 Employee Stock Purchase Plan (the "U.S. ESPP").

     (a)(2) The amendment delays the effectiveness of Amendment No.1 from May 1,
2005 until the first day of the Purchase  Period (as defined in the Plan) during which FAS 123(R) becomes effective,  which the Company expects to be November 1,
2005.

Amended and Restated International Employee Stock Purchase Plan, as Amended

     (a)(1) On April 18, 2005,  the  Company's  Compensation  Committee  and the
Board of Directors  approved an amendment to the Company's  Amended and Restated
International Employee Stock Purchase Plan (the "International ESPP").

     (a)(2) The amendment delays the effectiveness of Amendment No.1 from May 1,
2005 until the first day of the Purchase  Period (as defined in the Plan) during which FAS 123(R) becomes effective,  which the Company expects to be November 1,
2005.

Item 9.01   Financial Statements and Exhibits

     (c)  Exhibits

     The following exhibits are filed herewith.

          10.6.2 Revised Amendment No. 1 to the FileNet  Corporation Amended and
                 Restated 1998 Employee Stock Purchase Plan (filed herewith).

          10.7.2 Revised Amendment No. 1 to the FileNet  Corporation Amended and
                 Restated  International Employee  Stock  Purchase  Plan  (filed herewith).

                                       2

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date:    April 21, 2005

                                 FILENET CORPORATION

                                 By:       /s/ Philip C. Maynard           .
                                 Name:    Philip C. Maynard
                                 Title:   Senior Vice President,
                                          Chief Legal Officer and Secretary

                                       3

                                                                  Exhibit 10.6.2

                          REVISED AMENDMENT NO. 1 TO THE
                               FILENET CORPORATION
                        1998 EMPLOYEE STOCK PURCHASE PLAN

                       (Amended and Restated May 1, 2002)
            (Amended as of March 10, 2005 and revised April 18, 2005)

     This  Revised  Amendment  No. 1 to the Amended and Restated  1998  Employee
Stock Purchase Plan ("Amendment") is adopted by FileNet Corporation,  a Delaware corporation (the "Company").

RECITALS

     The Amended and Restated 1998 Employee  Stock  Purchase Plan (the "Restated
Plan") was  approved by the  stockholders  of the Company on May 22,  2002,  and amended by Amendment No. 1 on March 10, 2005.

     Section X of the Restated  Plan  provides  that the Board of Directors  may alter,  amend,  suspend or  discontinue  the Restated Plan at any time to become effective immediately following the close of any purchase period.

     Section  X  also  provides,   that  the  Board  of  Directors  must  obtain
stockholder approval, if such alteration,  amendment or suspension (i) increases the number of shares of Common Stock issuable  under the Restated  Plan,  except for permissible adjustments in the event of certain changes in the Corporation's capitalization;  (ii)  alters  the  purchase  price  formula so as to reduce the purchase  price  payable for the shares of Common  Stock  purchasable  under the
Restated Plan, or (iii) modifies the requirements for eligibility to participate in the Restated Plan.

     Upon  receipt  of  notice of the delay of the  implementation  of  recently announced  accounting changes under Financial  Accounting  Standards No. 123 (as revised  December  2004)  ("FAS 123(R)"), the  Board of  Directors  and the Plan
Administrator  deem  it to be in the  best  interest  of  the  Company  and  its stockholders  to delay the  effectiveness  of  Amendment  No. 1 from May 1, 2005 until the first day of the Purchase Period (as defined in the Plan) during which
FAS 123(R) becomes effective.

     Capitalized  terms used in this Amendment shall have the meanings  assigned to them in the Restated Plan.

AMENDMENT

I.   Subsection C of Section VII of the Restated  Plan is hereby  amended in its entirety as follows:

     C.   "Purchase  Price.  The Purchase  Price per share at which Common Stock may be purchased on a Participant's behalf on each Purchase Date shall be  ninety-five  percent  (95%) of the Fair Market  Value per share of
          Common Stock on the last day of the Purchase Period."

II.  Effective Date of Amendment.  This  Amendment  shall be effective as of the first day of the Purchase Period during which FAS 123(R) becomes effective.

                                       4

                                                                  Exhibit 10.7.2

                          REVISED AMENDMENT NO. 1 TO THE
                               FILENET CORPORATION
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                       (Amended and Restated May 1, 2002)
            (Amended as of March 10, 2005 and revised April 18, 2005)

     This  Revised  Amendment  No.1 to the  Amended and  Restated  International
Employee Stock Purchase Plan ("Amendment") is adopted by FileNet Corporation,  a
Delaware corporation (the "Company").

RECITALS

     The Amended and Restated  International  Employee  Stock Purchase Plan (the
"Restated  Plan") was  approved  by the  stockholders  of the Company on May 22,
2002, and amended by Amendment No. 1 on March 10, 2005.

     Section X of the Restated  Plan  provides  that the Board of Directors  may alter,  amend,  suspend or  discontinue  the Restated Plan at any time to become effective immediately following the close of any purchase period.

     Section  X  also  provides,   that  the  Board  of  Directors  must  obtain
stockholder approval, if such alteration,  amendment or suspension (i) increases the number of shares of Common Stock issuable  under the Restated  Plan,  except for permissible adjustments in the event of certain changes in the Corporation's capitalization;  (ii)  alters  the  purchase  price  formula so as to reduce the purchase  price  payable for the shares of Common  Stock  purchasable  under the
Restated Plan, or (iii) modifies the requirements for eligibility to participate in the Restated Plan.

     Upon  receipt  of  notice of the delay of the  implementation  of  recently announced  accounting changes under Financial  Accounting  Standards No. 123 (as revised  December  2004)  ("FAS 123(R)"), the  Board of  Directors  and the Plan
Administrator  deem  it to be in the  best  interest  of  the  Company  and  its stockholders  to delay the  effectiveness  of  Amendment  No. 1 from May 1, 2005 until the first day of the Purchase Period (as defined in the Plan) during which
FAS 123(R) becomes effective.

     Capitalized  terms used in this Amendment shall have the meanings  assigned to them in the Restated Plan.

AMENDMENT

I.   Subsection C of Section VII of the Restated  Plan is hereby  amended in its entirety as follows:

     C.   "Purchase  Price.  The Purchase  Price per share at which Common Stock may be purchased on a Participant's behalf on each Purchase Date shall be  ninety-five  percent  (95%) of the Fair Market  Value per share of
          Common Stock on the last day of the Purchase Period."

II.  Effective Date of Amendment.  This  Amendment  shall be effective as of the first day of the Purchase Period during which FAS 123(R) becomes effective.

                                       5